To Shareholders

EV Marathon National Municipals Fund paid to its shareholders monthly income dividends totaling $0.578 per share during the fiscal year that ended September 30, 1995. Based on the most recent dividend paid and the Fund's net asset value per share of $9.80 onSeptember 30, 1995, the Fund's annualized distribution rate at net asset value was 5.82%.

To equal this rate in a taxable investment, a couple in the 36% Federal tax bracket would have to receive 9.06%.

The U.S. economy continues to demonstrate a pattern of slow growth with low inflation. Gross domestic product should grow only modestly during 1995, between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Municipal bonds performed well during the first half of 1995, realizing strong capital appreciation in a favorable investment environment. However, the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

For many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

Naturally, there is no guarantee that the patterns of past periods will be repeated. However, with increasing numbers of taxpayers seeking tax relief and fewer municipal bonds available, the value of outstanding bonds may well increase.

---------------------------
[Photo of Thomas J. Fetter]       Sincerely,

                              /s/ Thomas J. Fetter

                                  Thomas J. Fetter
                                  President
                                  November 20, 1995
---------------------------

+ The Fund's income could be subject to state, local and/or Federal alternative minimum tax.

PORTFOLIO OVERVIEW
Based on market value as of Sept. 30, 1995
      Number of issues.......................    248
      Average quality........................   BBB+
Investment grade............................   66.9%
Effective maturity (years)..................    15.5
Largest sectors:
   Transportation...........................   14.4%
   Hospitals................................    11.2
   Industrials..............................    10.4
   Refunded and escrowed....................     9.7
   Life Care................................     8.4

MANAGEMENT REPORT


An interview with Thomas M. Metzold, manager of the National Municipals
Portfolio.

Q. TOM, COULD YOU DESCRIBE THE INVESTMENT CLIMATE DURING THE PAST 12 MONTHS?

A. The market went through two distinct phases. The first, negative phase was September, October and part of November of 1994, when the market continued its long slide downward. By the middle of November, the market began a rally that continued through the third quarter of 1995. The investment climate throughout the period ending September 30, 1995 has been helped by slow but steady economic growth and little inflation.

Q. HOW WOULD YOU DESCRIBE THE PROCESS OF MANAGING THE PORTFOLIO DURING THIS PERIOD?

A. I'd say it was primarily a matter of paying very close attention to the market and taking advantage of small, temporary market inefficiencies. These inefficiencies can be fleeting, appearing one day and disappearing the next. The goal is to identify them, realize what they mean and translate that knowledge into changes that can benefit the Portfolio.

Q. CAN YOU GIVE AN EXAMPLE OF HOW AN INEFFICIENCY MIGHT WORK TO YOUR ADVANTAGE?

A. We track the performance of all our bonds against a number of indices. We buy a bond because we believe that it represents value relative to the specific index we're using, and if we've made a good choice, the bond will outperform the index over time.

    Invariably there will come a time when          ----------------------------
    market conditions change -- even
    slightly -- in a way that gives us an           [Photo of Thomas M. Metzold]
    opportunity to sell the bond and
    realize its outperformance. There are a
    variety of factors at work -- the quality
    of the bond, the bond's sector, its             ----------------------------
    maturity and the condition of the market, among others. With this multi-dimensional, multi-tiered market, the key is to find the inefficiencies and to be prepared to act on them.

Q. HOW DO YOU KNOW WHEN TO RESPOND TO A CHANGE IN THE MARKET?

A. You don't know in advance when the ideal time will be. Instead, you have to continuously monitor the market. The bond market is dynamic, constantly changing, and whether the market is going up or down, there will always be opportunities on which we can capitalize.

Q. HAVE YOU MADE ANY MAJOR CHANGES DURING THIS 12-MONTH PERIOD?

A. Our basic investment philosophy has not changed. That is, we continue to invest to meet the dual objectives of income and total rteturn. We are constantly making changes to ensure the Portfolio is positioned to meet those objectives. At times, one such adjustment might be to change the Portfolio's sector weighting. For example, during this period we reduced our large position in the airline sector, realizing profits in the process.

"WITH THIS MULTI-DIMENSIONAL, MULTI-TIERED MARKET, THE KEY IS TO FIND THE INEFFICIENCIES AND TO BE PREPARED TO ACT ON THEM."

Q. HOW HAS THE 1995 MARKET DIFFERED FROM THAT OF 1994?

A. The differences have been dramatic. Most of 1994 -- until mid-November -- was a bear market and made 1994 what is generally believed to be one of the worst years for the bond market in over 60 years.* Since then, however, the market has rallied. Throughout the tough times, we stuck with our philosophy of holding bonds of longer maturity. As the market recovered in 1995, that philosophy benefited our shareholders.

*Source: Ibbotson Associates 1995 Yearbook.

Q. WHAT DOES THIS SAY ABOUT THE VARIATIONS IN THE MARKET?

A. It says that an investment should be made for the long term. Investors should realize that there will be times when the market is down, possibly to a significant degree. But markets are dynamic and have up cycles and down cycles. The long-term investor rides out the down periods and takes advantage of the recoveries.

Q. IN PAST REPORTS, YOU'VE SAID YOU WERE REDUCING THE PORTFOLIO'S EXPOSURE TO HOSPITALS. DOES THAT CONTINUE TO BE TRUE?

A. Yes. All around the country, health care institutions are facing tougher competition and lower profitability. We would rather invest our shareholders' money in other sectors.

Q. SUCH AS...?

A. We're still enthusiastic about elderly housing, nursing homes and assisted living projects, all of which are comparatively better investment opportunities. The graying of America is a fact, and we think it's wise for the Portfolio to take advantage of this demographic trend.

Q. ARE THERE HOSPITAL BONDS IN THE PORTFOLIO AT ALL?

A. Although we've lessened the proportion of hospitals in the Portfolio, we still maintain a presence in that sector. Through extensive research, we seek out hospitals that have some extra feature that makes them stand out. They may be the sole provider of hospital care to a community or the dominant provider in their service area. In other cases, they are hospitals that, through alliances formed with HMOs or other health care providers we feel will be survivors in the increasingly competitive world of health care.

   One example of a sole community provider is Winslow Memorial Hospital in Winslow, Arizona. This is a small hospital, but one that serves a community whose people will always need primary hospital care in a local facility. They may go for specialized treatment to a larger facility in a larger city. But the people of Winslow will need a local hospital where bones are set, cuts are stitched and where babies are delivered. That's the function that Winslow Memorial performs now, and, we expect, will continue to perform in the future.

Q. HOW DO YOU VIEW THE LONG-TERM FUTURE FOR THE MUNICIPAL BOND MARKET?

A. There will probably be short-term volatility in the municipal bond market, especially as it deals with the possibility of tax reform. However, based on our reading of the economic fundamentals, we're positive about the market's long-term future.

Q. WHAT ABOUT THE PEOPLE WHO SAY THE MARKET WILL BE HURT BY TAX REFORM?

A. There are a number of tax reform proposals that, if they were enacted, could dramatically change the economic landscape of the United States. It's a fact that if some of those proposals were enacted in their current form, the municipal bond market might be hurt. And it's that possibility that has caused the market's performance to be somewhat muted during the last half of this 12-month period.

   But consider the magnitude of the changes that are being discussed. There are thousands of pages of tax code. We saw what happened to health care reform proposals a year ago. The length of the debate and the lack of workable health care reform legislation should give us an idea of the daunting task in store for tax reformers. That's not only because of the size of the project, but because they're attacking some ideas that are strongly ingrained in the American way of economic life. These are ideas such as a deductibility of mortgage interest and the tax-free status of municipal bonds.

   It's likely that some sort of tax reform will be enacted, but we don't believe the tax exemption for municipal bonds will be eliminated. When all of this is thought through, people should realize that issuing municipal bonds is an established borrowing practice that ought to be continued.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON NATIONAL MUNICIPALS FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1985, through September 30, 1995

AVG. ANNUAL RETURNS      1 Year    5 Year    Life of Fund*
----------------------------------------------------------
With CDSC                5.6%      8.2%      7.3%
----------------------------------------------------------
Without CDSC            10.6%      8.5%      7.3%

Date           M. National         Lehman Bros.
------         -----------         ------------
12/85+         10000               10000
 1/86          10160               10589
 2/86          10533               11009
 3/86          10702               11012
 4/86          10674               11021
 5/86          10503               10841
 6/86          10658               10945
 7/86          10543               11011
 8/86          10848               11504
 9/86          10833               11533
10/86          11075               11732
11/86          11270               11965
12/86          11292               11932
 1/87          11605               12291
 2/87          11662               12351
 3/87          11583               12221
 4/87          10882               11607
 5/87          10749               11550
 6/87          10939               11889
 7/87          10999               12010
 8/87          11055               12037
 9/87          10655               11593
10/87          10524               11634
11/87          10904               11938
12/87          10986               12111
 1/88          11412               12543
 2/88          11554               12675
 3/88          11384               12528
 4/88          11411               12623
 5/88          11451               12586
 6/88          11610               12770
 7/88          11697               12854
 8/88          11750               12865
 9/88          11927               13098
10/88          12109               13329
11/88          12019               13207
12/88          12146               13342
 1/89          12318               13618
 2/89          12293               13463
 3/89          12288               13431
 4/89          12517               13749
 5/89          12696               14035
 6/89          12871               14226
 7/89          12997               14419
 8/89          12862               14278
 9/89          12877               14235
10/89          12972               14410
11/89          13094               14662
12/89          13148               14782
 1/90          13039               14712
 2/90          13138               14843
 3/90          13103               14848
 4/90          12923               14740
 5/90          13200               15062
 6/90          13286               15194
 7/90          13471               15418
 8/90          13237               15195
 9/90          13241               15203
10/90          13406               15479
11/90          13595               15790
12/90          13596               15859
 1/91          13708               16072
 2/91          13780               16212
 3/91          13784               16217
 4/91          13994               16434
 5/91          14124               16580
 6/91          14126               16564
 7/91          14375               16765
 8/91          14571               16986
 9/91          14741               17208
10/91          14825               17362
11/91          14804               17411
12/91          15197               17784
 1/92          15125               17825
 2/92          15178               17831
 3/92          15242               17837
 4/92          15461               17996
 5/92          15714               18208
 6/92          16105               18513
 7/92          16773               19068
 8/92          16407               18883
 9/92          16461               19006
10/92          16031               18819
11/92          16567               19156
12/92          16725               19352
 1/93          16890               19577
 2/93          17695               20285
 3/93          17418               20071
 4/93          17670               20273
 5/93          17840               20387
 6/93          18195               20728
 7/93          18236               20754
 8/93          18657               21187
 9/93          18914               21428
10/93          19009               21469
11/93          18801               21280
12/93          19169               21729
 1/94          19440               21978
 2/94          18964               21408
 3/94          17889               20536
 4/94          17987               20711
 5/94          18143               20890
 6/94          17993               20768
 7/94          18373               21143
 8/94          18398               21216
 9/94          18003               20905
10/94          17665               20534
11/94          17183               20162
12/94          17621               20606
 1/95          18263               21195
 2/95          18884               21812
 3/95          18989               22062
 4/95          19011               22088
 5/95          19753               22793
 6/95          19550               22594
 7/95          19588               22808
 8/95          19822               23097
 9/95          19919               23243

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less thant their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced on 12/19/85.
+Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FUND PERFORMANCE
The performance chart above compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Municipal Bond Index.

                               FEDERAL INCOME TAX
                        INFORMATION ON DISTRIBUTIONS...
For Federal income tax purposes, 99.04% of the total dividends paid by the Fund from net investment income during the fiscal year that ended September 30, 1995, is designated as an exempt-interest dividend. Tax legislation eliminated the exemption to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993, at market discounts may generate a small amount of ordinary taxable income.

THE TOTAL RETURN FIGURES
The solid colored line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gains distributions. It also would reflect the Fund's maximum applicable contingent deferred sales charge (CDSC), deducted at redemption as follows: 5%, 1st and 2nd years; 4%, 3rd year; 3%, 4th year; 2%, 5th year; and 1%, 6th year. The black line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                     EV MARATHON NATIONAL MUNICIPALS FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              September 30, 1995
------------------------------------------------------------------------------
ASSETS:

  Investment in National Municipals Portfolio,
    at value (Note 1A)
    (identified cost, $2,056,633,012)                         $2,190,117,004
  Receivable for Fund shares sold                                 10,971,166
                                                              ---------------
      Total assets                                            $2,201,088,170
LIABILITIES:
  Dividends payable                              $5,225,908
  Payable for Fund shares redeemed                3,415,152
  Payable to affiliate --
    Trustees' fees                                      853
  Accrued expenses                                1,206,296
                                                 -----------
      Total liabilities                                            9,848,209
                                                              --------------
NET ASSETS for 223,652,808 shares of
  beneficial interest outstanding                             $2,191,239,961
                                                              ==============
SOURCES OF NET ASSETS:
  Paid-in capital                                             $2,150,771,548
  Accumulated undistributed net realized loss
    on investment transactions
    (computed on the basis of identified cost)                   (94,907,529)
  Accumulated undistributed net investment
    income                                                         1,891,950
  Unrealized appreciation of investments from
    Portfolio
    (computed on the basis of identified cost)                   133,483,992
                                                              --------------
      Total                                                   $2,191,239,961
                                                              ==============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE (NOTE 6) PER SHARE
  ($2,191,239,961 / 223,652,808 shares
  of beneficial interest)                                         $9.80
                                                                  =====

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                    For the Year Ended September 30, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                      $ 162,008,033
  Expenses allocated from Portfolio                               (10,513,486)
                                                                -------------
      Net investment income from Portfolio                      $ 151,494,547
  Expenses --
    Compensation of Trustees not members of
      the Administrator's organization          $       3,356
    Custodian fee (Note 4)                              9,199
    Distribution costs (Note 5)                    20,154,120
    Transfer and dividend disbursing
      agent                                         1,370,925
    Printing and postage                              317,259
    Legal and accounting services                      19,865
    Miscellaneous                                     324,878
                                                -------------
      Total expenses                                               22,199,602
                                                                -------------
        Net investment income                                   $ 129,294,945
                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss from Portfolio --
    Investment transactions (identified
      cost basis)                               $ (59,184,701)
    Financial futures contracts                   (26,042,299)
                                                -------------
      Net realized loss on investments                          $ (85,227,000)
  Change in unrealized appreciation of
    investments                                                   173,008,900
                                                                -------------
        Net realized and unrealized gain                        $  87,781,900
                                                                -------------
          Net increase in net assets from operations            $ 217,076,845
                                                                =============
                       See notes to financial statements
                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                              --------------------------------
                                                   1995             1994
                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                     $  129,294,945   $  120,872,169
    Net realized loss on investments             (85,227,000)      (7,955,375)
    Change in unrealized appreciation
      (depreciation) of investments              173,008,900     (221,591,521)
                                              --------------   --------------
      Net increase (decrease) in net
        assets from operations                $  217,076,845   $ (108,674,727)
                                              --------------   --------------
  Distributions to shareholders (Note 2) --
    From net investment income                $ (129,294,945)  $ (120,872,169)
    In excess of net investment income            (1,302,045)     (16,707,227)
    In excess of realized gain on investment
      transactions                                  --             (8,305,393)
                                              --------------   --------------
        Total distributions to shareholders   $ (130,596,990)  $ (145,884,789)
                                              --------------   --------------
  Transactions in shares of beneficial
    interest (Note 3) --
    Proceeds from sales of shares             $  387,049,848   $  685,845,715
    Net asset value of shares issued to
      shareholders in payment of
      distributions declared                      49,737,947       56,397,773
    Cost of shares redeemed                     (503,929,058)    (406,264,257)
                                              --------------   --------------
      Increase (decrease) in net assets
        from Fund share transactions          $  (67,141,263)  $  335,979,231
                                              --------------   --------------
        Net increase in net assets            $   19,338,592   $   81,419,715
NET ASSETS:
  At beginning of year                         2,171,901,369    2,090,481,654
                                              --------------   --------------
  At end of year (including undistributed
    (distributions in excess of) net
    investment income of $1,891,950 and
    and $(4,685,940), respectively)           $2,191,239,961   $2,171,901,369
                                              ==============   ==============
                       See notes to financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------


                                                          YEAR ENDED SEPTEMBER 30,
                             -----------------------------------------------------------------------------------
                                  1995             1994             1993             1992             1991
                                 ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, beginning
  of year                        $    9.410       $   10.570       $    9.820       $    9.430       $    9.120
                                 ----------       ----------       ----------       ----------       ----------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income          $    0.570       $    0.556       $    0.553       $    0.568       $    0.586
  Net realized and unrealized
    gain (loss) on investments        0.395           (1.043)           0.856            0.490            0.413
                                 ----------       ----------       ----------       ----------       ----------
      Total income (loss)
        from operations          $    0.965       $   (0.487)      $    1.409       $    1.058       $    0.999
                                 ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS:
  From net investment
    income                       $   (0.570)      $   (0.556)      $   (0.553)      $   (0.568)      $   (0.586)
  In excess of net
    investment income                (0.005)          (0.077)          (0.106)          (0.100)          (0.103)
  In excess of net realized
    gain on investment
    transactions                     --               (0.040)          --               --               --
                                 ----------       ----------       ----------       ----------       ----------
      Total distributions        $   (0.575)      $   (0.673)      $   (0.659)      $   (0.668)      $   (0.689)
                                 ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, end of
  year                           $    9.800       $    9.410       $   10.570       $    9.820       $    9.430
                                 ==========       ==========       ==========       ==========       ==========
TOTAL RETURN(3)                      10.60%          (4.82)%           14.90%           11.67%           11.33%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000 omitted)                $2,191,240       $2,171,901       $2,090,482       $1,491,904       $1,178,454
  Ratio of net expenses to
    average net assets(1)             1.53%            1.51%            1.67%            1.79%            1.86%
  Ratio of net investment
    income to average net
    assets                            6.00%            5.54%            5.43%            5.88%            6.31%
PORTFOLIO TURNOVER(2)                --               --                  10%              54%              54%

         (1)Includes the Fund's share of National Municipals Portfolio's allocated expenses for years ended September 30,
            1995 and 1994, and for the period from February 1, 1993, to September 30, 1993.
         (2)Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
         (3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon National Municipals Fund (the Fund), formerly Eaton Vance National Municipals Fund, is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in National Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (96.9% at September 30, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1995, the Fund, for federal income tax purposes had a capital loss carryover of $8,244,733 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2003. Additionally, at September 30, 1995, net capital losses of $86,730,421 attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year. Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Service Ruling, the Fund changed its tax accounting for commissions paid from charging the expense to paid-in capital to charging the expense to operations. The change had no effect on either the Fund's current yield or total return (Notes 2 and 5).

F. OTHER -- Investment transactions are accounted for on a trade date basis.

G. RECLASSIFICATION -- Certain prior year amounts have been reclassified to conform to the current year presentation.

------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS
The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended September 30, 1995, $7,879,935 was reclassified from distributions in excess of net investment income to paid-in capital, due to the differences between book and tax accounting for distribution costs being considered as permanent differences. Net investment income, net realized gains and net assets were not affected by this reclassification.

------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                           YEAR ENDED        YEAR ENDED
                                         SEPTEMBER 30,     SEPTEMBER 30,
                                              1995              1994
                                          ------------    ----------------
Sales                                      40,972,666          68,046,810
Issued to shareholders electing to
  receive payments of distributions in
  Fund shares                               5,227,091           5,616,958
Redemptions                               (53,270,905)        (40,771,607)
                                          ------------        ------------
    Net increase (decrease)                (7,071,148)         32,892,161
                                          ============        ============
--------------------------------------------------------------------------

(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note
5).

------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
(i) 5% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note
6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $16,165,449 to or payable to EVD for the year ended September 30, 1995, representing 0.75% (annualized) of daily average net assets. At September 30, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $49,681,000.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Fund paid or accrued service fees to or payable to EVD for the year ended September 30, 1995 in the amount of $3,988,671. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund are officers or directors of EVD.

------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first year and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $5,985,000 of CDSC paid by shareholders for the year ended September 30, 1995.

------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $396,413,450 and $618,951,019, respectively.

                          INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statement of assets and liabilities of EV Marathon National Municipals Fund, formerly Eaton Vance National Municipals Fund, (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Marathon National Municipals Fund series of Eaton Vance Municipals Trust at September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
                                              DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

                        NATIONAL MUNICIPALS PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1995

--------------------------------------------------------------------------------------------------------
                                   TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
------------------
                       PRINCIPAL
            STANDARD   AMOUNT
MOODY'S     & POOR'S   (000 OMITTED)      SECURITY                                VALUE
--------------------------------------------------------------------------------------------------------
                                        UTILITY REVENUE BONDS  - 4.0%
Baa2        BBB          $ 10,000       Brazos River Authority, Texas,
                                          PCR, Texas Utilities Electric
                                          Company, 9.25%, 3/1/18                $   11,183,800
Aa          AA             22,600       Lewis County, Washington, Cowlitz
                                          Falls Hydroelectric Project,
                                          5.5%, 10/1/22                             21,415,308
Aa          AA             10,000       Los Angeles, California,
                                          Department of Water & Power,
                                          5%, 10/15/33                               8,347,900
Aa          AA             29,700       Washington Public Power Supply
                                          System, Project 2, 4.8%, 7/1/04           28,487,052
Aaa         AAA            16,340       Washington Public Power Supply
                                          System, Project 2, 5%, 7/1/09             15,111,232
NR          NR              5,000       West Feliciana, Louisiana, PCR,
                                          Gulf States Utilities Company
                                          Project, (AMT), 9%, 5/1/15                 5,619,600
                                                                                --------------
                                                                                $   90,164,892
                                                                                --------------
                                        HEALTH CARE - 2.5%
NR          NR           $ 17,070       Bell County, Texas, Health
                                          Facilities, Care Institute Inc.,
                                          9%, 11/1/24                           $   18,102,223
NR          NR              5,000       Delaware County, Pennsylvania,
                                          Glen Riddle Project,
                                          8.625%, 9/1/25                             5,007,700
NR          NR              5,460       Hillsborough County, Florida, IDA,
                                          Center for Independent Living,
                                          Tampa Projects, 11%, 3/1/19<F4>            4,368,000
NR          NR              4,650       Hillsborough County, Florida, IDA,
                                          Center for Independent Living,
                                          Tampa Projects, 10.25%, 3/1/09<F4>         3,720,000
NR          NR             18,740       Illinois Development Finance
                                          Authority, Care Institute Inc.,
                                          7.8%, 6/1/25                              17,846,851
NR          NR              7,915       Roseville, Minnesota, Elder Care
                                          Facility, Care Institute Inc.,
                                          7.75%, 11/1/23                             7,960,828
                                                                                --------------
                                                                                $   57,005,602
                                                                                --------------
                                        HOSPITALS - 11.2%
NR          BBB          $  7,000       Arizona Health Facilities, Phoenix
                                          Memorial, 8.2%, 6/1/21                $    7,473,760
NR          NR              2,450       Berlin, Maryland, Atlantic
                                          General, 8.375%, 6/1/22                    2,590,703
Baa1        BBB+           12,700       Butler County, Pennsylvania,
                                          Butler Memorial, 8%, 7/1/16               13,372,719
Baa         NR             10,180       Chaves County, New Mexico, Eastern
                                          New Mexico Medical Center,
                                          7.25%, 12/1/22                            10,376,270
NR          BBB+            8,405       Christian County, Kentucky, Jennie
                                          Stuart Medical Center,
                                          7.625%, 4/1/10                             8,768,012
Baa         BBB            35,000       Colorado Health Facilities, Rocky
                                          Mountain Adventist Healthcare,
                                          6.625%, 2/1/22                            34,082,650
NR          BBB-            3,000       Colorado Health Facilities,
                                          National Jewish Center For
                                          Immunology and Respiratory
                                          Medicine, 6.875%, 2/15/12                  2,943,420
NR          BBB-            5,015       Colorado Health Facilities,
                                          National Jewish Center For
                                          Immunology and Respiratory
                                          Medicine, 7.1%, 2/15/22                    4,869,213
Baa1        NR              4,000       Crossville, Tennessee, HEFA,
                                          Cumberland Medical Center,
                                          6.75%, 11/1/12                             4,051,080
Baa1        BBB             6,000       District of Columbia, Washington
                                          Hospital Center Issue --
                                          Medlantic Healthcare Group,
                                          Inc., 7.125%, 8/15/19                      5,982,240
NR          A-              5,000       Dubuque, Iowa, Finley Hospital
                                          Project, 6.875%, 1/1/12                    5,234,550
NR          NR              1,325       Grant County, New Mexico, Gila
                                          Regional Medical Center,
                                          10%, 2/1/12                                1,404,897
NR          BBB-            5,720       Grove City Area Hospital
                                          Authority, Pennsylvania, United
                                          Community Hospital, 8.125%, 7/01/12        5,920,886
NR          BBB-            4,000       Hawaii Department of Budget and
                                          Finance, Special Purpose
                                          Mortgage Revenue, Wahiawa General
                                          Hospital, 7.5%, 7/1/12                     4,118,080
NR          NR              4,760       Health Services Authority of
                                          Hazleton, Luzerne County,
                                          Pennsylvania, Hazleton-Saint Joseph
                                          Medical Center, 8.375%, 7/1/12             4,921,078
NR          BBB+            4,650       Illinois, Chicago Osteopathic
                                          Health Systems, 7.125%, 5/15/11            4,795,778
NR          BBB+            4,500       Illinois, Chicago Osteopathic
                                          Health Systems, 7.25%, 5/15/22             4,615,245
Baa1        NR              1,000       Illinois HFA, Holy Cross Hospital,
                                          6.7%, 3/1/14                               1,000,660
Baa1        NR              2,650       Illinois HFA, Holy Cross Hospital,
                                          6.75%, 3/1/24                              2,623,341
Baa         NR              4,500       Indiana Health Facility Financing
                                          Authority, Memorial Hospital and
                                          Health Care Center, 7.4%, 3/1/22           4,618,440
Baa1        BBB+            3,750       Louisiana Public Facilities
                                          Authority, Woman's Hospital
                                          Foundation, 7.25%, 10/1/22                 3,824,325
Baa         BB+            10,000       Maricopa County, Arizona, Sun
                                          Health Corporation, 8.125%, 4/1/12        10,701,300
Baa         NR              2,000       Marshall County, Alabama,
                                          Guntersville-Arab Medical
                                          Center, 7%, 10/1/09                        2,048,160
Baa         NR              2,000       Marshall County, Alabama,
                                          Guntersville-Arab Medical
                                          Center, 7%, 10/1/13                        2,029,360
NR          BBB             6,000       Midland County Hospital District,
                                          Memorial Hospital and Medical
                                          Center, 0%, 6/1/07                         2,972,040
NR          BBB             6,500       Midland County Hospital District,
                                          Memorial Hospital and Medical
                                          Center, 0%, 6/1/11                         2,360,020
Ba          NR              5,000       Mississippi Hospital Equipment and
                                          Facilities Authority, Magnolia
                                          Hospital, 7.375%, 10/1/21                  4,962,800
NR          BBB             5,340       Montgomery County, Ohio, Dayton
                                          Osteopathic Hospital, 6%, 12/1/12          4,956,268
Ba1         NR              3,090       Montgomery County, Pennsylvania,
                                          United Hospitals, Inc.,
                                          7.5%, 11/1/13                              3,112,279
Ba1         NR              2,000       Montgomery County, Pennsylvania,
                                          United Hospitals, Inc.,
                                          7.5%, 11/1/14                              2,011,620
Ba1         NR              3,465       Montgomery County, Pennsylvania,
                                          United Hospitals, Inc.,
                                          7.5%, 11/1/15                              3,482,706
Baa         NR              8,405       New Hampshire HEFA, Frisbie
                                          Memorial Hospital, 6.125%, 10/1/13         7,928,857
A           BBB+           10,000       Philadelphia, Pennsylvania, Albert
                                          Einstein Medical Center, 7%, 10/1/21      10,402,900
Baa1        BBB+            9,000       Philadelphia, Pennsylvania,
                                          Graduate Health System Obligated
                                          Group, 6.625%, 7/1/21                      8,829,900
Baa1        A-              9,250       Philadelphia, Pennsylvania, Temple
                                          University Hospital, 6.625%,
                                          11/15/23                                   9,173,318
Baa         NR              6,000       Prince George's County, Maryland,
                                          Greater Southeast Healthcare
                                          System, 6.375% 1/1/23                      5,444,700
Baa1        BBB+           10,000       Randolph County Building
                                          Commission, West Virginia, Davis
                                          Memorial Hospital, 7.65%, 11/1/21         10,495,900
NR          BB+             8,000       Scranton-Lackawanna Health and
                                          Welfare Authority, Pennsylvania,
                                          Moses Taylor Hospital, 8.25%, 7/1/09       8,384,720
Baa         BBB             8,000       South Dakota HEFA, Prairie Lakes
                                          Health Care System Issue,
                                          7.25%, 4/1/22                              8,148,160
NR          NR              5,220       Vermont Educational and Health
                                          Buildings Financing Agency,
                                          Northwestern Medical Center
                                          Project, 9.75%, 9/1/18                     5,682,440
NR          NR              4,950       Winslow, Arizona, IDA, Winslow
                                          Memorial Hospital, 9.5%, 6/1/22            5,444,407
                                                                                --------------
                                                                                $  256,159,202
                                                                                --------------
                                        LIFE CARE - 8.4%
NR          NR           $  8,616       Albuquerque, New Mexico, First
                                          Mortgage IDR, La Vida Llena
                                          Retirement Center 8.625%, 2/1/20      $    9,075,061
NR          NR              7,000       Albuquerque, New Mexico, First
                                          Mortgage IDR, La Vida Llena
                                          Retirement Center 8.85%, 2/1/23            7,451,150
NR          NR              5,744       Albuquerque, New Mexico, First
                                          Mortgage IDR, La Vida Llena
                                          Retirement Center 2.25%, 2/1/23            1,872,659
NR          NR             10,000       Atlantic Beach, Florida, Fixed
                                          Rate Improvement, Fleet Landing
                                          Project, 8%, 10/1/24                      10,455,200
NR          NR              3,060       Chester County, Pennsylvania,
                                          Kimberton Project, (AMT),
                                          8.5%, 9/1/25                               3,066,946
NR          NR              5,185       Collier County, IDA, Florida,
                                          Retirement Rental, Beverly
                                          Enterprises, Florida, Inc.,
                                          10.75%, 3/1/03                             6,088,590
NR          NR             12,555       Dekalb Private Hospital, Georgia
                                          GF/Atlanta, 8.5%, 3/1/25                  12,327,378
NR          NR              4,320       Florence, Kentucky, Housing
                                          Facilities, Bluegrass RHF
                                          Housing, Inc., 9.5%, 7/1/17                4,582,440
NR          NR              6,690       Fulton County Residential Care
                                          Facilities for the Elderly
                                          Authority, Georgia, Lenbrook Square
                                          Foundation, Inc., 9.75%, 1/1/17            7,066,112
Baa1        NR             10,000       Indianapolis, Indiana, National
                                          Benevolent Association-Robin Run
                                          Village, 7.625%, 10/1/22                  10,466,600
NR          NR              4,500       Kansas City, Missouri, IDA,
                                          Kingswood United Methodist
                                          Manor, 9%, 11/15/13                        4,843,755
NR          NR              2,100       Loudon County, Virginia, IDA,
                                          Residential Care, Falcons Landing,
                                          9.25%, 7/1/04                              2,252,964
NR          NR             20,400       Loudon County, Virginia, IDA,
                                          Residential Care, Falcons Landing,
                                          8.75%, 11/1/24                            20,793,312
NR          NR             18,545       Lousiana HFA - HCC Assisted Living
                                          Group 1, 9%, 3/1/25                       18,912,747
NR          NR              1,950       New Hampshire Higher Educational &
                                          Health Facilities, Riverwoods at
                                          Exeter, 8%, 3/1/01                         2,000,427
NR          NR             10,000       New Hampshire Higher Educational &
                                          Health Facilities, Riverwoods at
                                          Exeter, 9%, 3/1/23                        10,696,100
NR          NR              3,500       New Jersey EDA, Cadbury
                                          Corporation-1991 Project,
                                          7.5%, 7/1/21                               3,432,975
NR          NR             20,000       New Jersey EDA, Keswick Pines
                                          Project, 8.75%, 1/1/24                    20,137,200
NR          NR             10,000       New Jersey EDA, Forsgate Project,
                                          8.625%, 6/1/25                             9,763,200
NR          NR             13,955       St. Tammany Public Finance,
                                          Christwood Project, 9%, 11/15/25          13,739,116
NR          NR              7,500       Vermont IDA, Wake Robin
                                          Corporation, 8.75%, 4/1/23                 7,842,825
NR          NR              4,500       Vermont IDA, Wake Robin
                                          Corporation, 8.75%, 3/1/23                 4,840,605
                                                                                --------------
                                                                                $  191,707,362
                                                                                --------------
                                        NURSING HOMES - 6.7%
NR          NR           $ 13,680       Bell County, Texas, Riverside
                                          Healthcare, Inc.-Normandy Terrace,
                                          9%, 4/1/23                            $   14,700,391
NR          NR              5,500       Dauphin County IDA, Pennsylvania,
                                          Susquehanna Center Nursing
                                          Facility, 10%, 6/1/21<F4>                  3,575,000
NR          NR              5,000       Delaware County, Pennsylvania,
                                          Mainline-Haverford Nursing and
                                          Rehabilitation Centers, 9%, 8/1/22         5,442,150
NR          NR                930       Jefferson County IDA, Missouri,
                                          Cedar Hills Retirement Village,
                                          12%, 12/1/15                                 968,716
NR          NR              3,750       Lackawanna County, Pennsylvania
                                          IDA, Edella Street Associates,
                                          8.875%, 9/1/14                             4,084,012
NR          NR              3,445       Luzerne County, Pennsylvania, IDA,
                                          River Street Associates,
                                          8.75%, 6/15/07                             3,708,301
NR          NR              6,455       Massachusetts HEFA, Fairview
                                          Extended Care Services, Inc.,
                                          10.125%, 1/1/11                            7,041,437
NR          NR             11,790       Mississippi Finance Corp, Magnolia
                                          Healthcare, 7.99%, 7/1/25                 11,139,546
NR          NR              6,750       Missouri HEFA, Bethesda Health
                                          Group of St. Louis, Inc.,
                                          6.625%, 8/15/05                            6,761,340
NR          NR             14,000       Missouri HEFA, Bethesda Health
                                          Group of St. Louis, Inc.,
                                          7.5%, 8/15/12                             14,417,200
NR          NR             12,500       Montgomery County, Pennsylvania,
                                          IDA, Advancement of Geriatric
                                          Health Care Institute, 8.375%, 7/1/23     12,967,875
NR          NR              5,000       New Jersey EDA, Claremont Health
                                          System, Inc., 9.1%, 9/1/22                 5,280,600
NR          NR              5,915       New Jersey EDA, Victoria Health
                                          Corporation, 7.75%, 1/1/24                 5,927,067
NR          NR              3,305       Okaloosa County, Florida, Beverly
                                          Enterprises-Florida, Inc.,
                                          10.75%, 10/1/03                            3,612,927
NR          NR              3,500       Philadelphia, Pennsylvania, The
                                          Philadelphia Protestant Home Project,
                                          8.625%, 7/1/21                             3,559,255
Baa1        BBB             4,630       Racine County, Wisconsin, Health
                                          Center, 8.125%, 8/1/21                     4,836,915
NR          NR              5,000       Rhode Island Health and Education
                                          Building, Steere House, 8.25%, 7/1/15      5,276,050
NR          NR             12,430       St. Paul, Minnesota, Housing and
                                          Redevelopment, Care Institute,
                                          Inc. - Highland, 8.75%, 11/1/24           12,528,570
NR          NR              5,000       Sussex County, Delaware, Delaware
                                          Health Corporation, 7.6%, 1/1/24           5,002,600
NR          NR              5,000       Sussex County, Delaware, Delaware
                                          Health Corporation, 7.5%, 1/1/14           5,088,500
NR          NR              4,500       Tarrant County Health Facilities,
                                          Texas, 3927 Foundation, Inc.,
                                          10.25%, 9/1/19                             4,747,950
NR          NR              1,805       Upshur County, West Virginia
                                          County Commission, Holbrook
                                          Nursing Home, Inc., 10.25%, 4/1/12         1,878,120
NR          NR              6,000       Westmoreland County, Pennsylvania,
                                          IDA, Highland Health System,
                                          Inc., 9.25%, 6/1/22                        6,291,180
NR          NR              3,605       Wood County, West Virginia, West
                                          Virginia Rehabilitation
                                          Services, Inc., (AMT), 9.5%, 12/1/15       3,857,206
                                                                                --------------
                                                                                $  152,692,908
                                                                                --------------


                                        SINGLE & MULTI-FAMILY HOUSING - 3.1%
Aa          AA-             9,850       California Housing Finance Agency,
                                          (AMT), "RIBS", Variable Rate,
                                          8/1/23<F1>                            $    9,997,750
NR          NR              7,000       Chester County, Pennsylvania, IDB,
                                          Senior Life Choice of Paoli, L.P.,
                                          8.05%, 1/1/24                              7,094,570
NR          NR              9,500       Lake Creek Affordable Housing
                                          Corporation, Multifamily Housing,
                                          8%, 12/1/23                                9,624,165
NR          NR              8,000       Los Angeles County Housing
                                          Authority, California,
                                          Multifamily Housing, Corporate
                                          Fund for Housing Projects,
                                          10.5%, 12/1/29                             8,246,800
NR          BBB+            2,000       Massachusetts Housing Finance
                                          Authority, Multifamily, Harbor Point
                                          Revenue, (AMT), 8%, 12/1/15                2,075,680
NR          NR              3,345       Minneapolis Community Development,
                                          Multifamily, Lindsay Brothers,
                                          9.5%, 12/1/07                              3,466,892
NR          NR              2,185       Minneapolis Community Development,
                                          Multifamily, Lindsay Brothers,
                                          1.5%, 12/1/07                                823,985
NR          NR              4,770       North Little Rock Residential
                                          Housing Facilities, Arkansas,
                                          Parkstone Place, 9.75%, 8/1/21             4,994,238
NR          NR              4,000       North Miami, Florida, Health Care
                                          Facilities, The Imperial Club,
                                          8%, 1/1/13                                 3,651,160
NR          NR              8,925       North Miami, Florida, Health Care
                                          Facilities, The Imperial Club,
                                          9.25%, 1/1/13                              9,533,863
NR          NR              5,000       Village of North Syracuse Housing
                                          Authority, AJM Senior Housing,
                                          Inc., Janus Park, 8%, 6/1/24               4,878,600
NR          NR              5,800       Ridgeland, Mississippi, Urban
                                          Renewal, The Orchard Limited Project,
                                          7.75%, 12/1/15                             5,740,782
                                                                                --------------
                                                                                $   70,128,485
                                                                                --------------
                                        HOTELS - 0.6%
NR          NR           $  3,885       Chandler, Arizona, IDA, SMP II
                                          Limited Partner, Resort/Convention
                                          Center, 7.5%, 12/1/15                 $    3,864,409
NR          NR              1,929       Illinois Development Finance
                                          Authority, Comfort Inn-O'Hare,
                                          10%, 5/1/16                                2,107,681
NR          NR              1,068       Illinois Development Finance
                                          Authority, Comfort Inn-O'Hare,
                                          2.5%, 5/1/16                                 373,194
NR          NR              1,025       Kirksville, Missouri, IDA, Holiday
                                          Inn, 10.5%, 7/1/03<F4>                       563,750
NR          NR              3,615       Kirksville, Missouri, IDA, Holiday
                                          Inn, 11%, 7/1/16<F4>                       1,988,250
NR          NR              4,205       Niagara County, New York, IDA,
                                          Wintergarden Inn Associate,
                                          9.75%, 6/1/11<F4>                          2,312,750
NR          NR              1,795       Orange Beach, Alabama, Romar
                                          Hotels, Inc., 10.5%, 4/1/16                1,901,156
                                                                                --------------
                                                                                $   13,111,190
                                                                                --------------
                                        GENERAL OBLIGATIONS - 0.5%
A1          A            $ 14,500       California, 4.75%, 9/1/23               $   11,848,095
                                                                                --------------

                                        LEASE/COP - 1.0%
A           A            $ 16,500       Indiana Transportation Finance,
                                          Airport Facilities, 6.25%, 11/1/16    $   16,422,450
NR          A-              3,500       Plymouth County, Massachusetts,
                                          COP, Plymouth County Correctional
                                          Facility, 7%, 4/1/22                       3,753,015
NR          NR              2,500       St. Louis, Missouri, Convention
                                          and Sports Facility, 7.9%, 8/15/21         2,741,875
                                                                                --------------
                                                                                $   22,917,340
                                                                                --------------
                                        TRANSPORTATION - 14.4%
Baa2       BB+           $ 28,000       Chicago, Illinois, O'Hare
                                          International, American Airlines,
                                          (AMT), 7.875%, 11/1/25                $   30,009,560
Baa2       BB+             20,275       Chicago, Illinois, O'Hare International,
                                          American Airlines, 8.2%, 12/1/24          23,277,322
Baa2       BB+             41,000       Dallas-Fort Worth, Texas,
                                          International Airport Facility,
                                          American Airlines, (AMT),
                                          7.25%, 11/1/30                            42,995,880
Baa        BB               8,000       Denver, Colorado, Airport System
                                          Revenue, (AMT), 7%, 11/15/25               8,086,160
Baa        BB               7,800       Denver, Colorado, Airport System
                                          Revenue, (AMT), 8%, 11/15/17               8,391,708
Baa        BB               5,725       Denver, Colorado, Airport System
                                          Revenue, (AMT), 7.5%, 11/15/23             6,111,724
Baa3       BB              95,500       Denver, Colorado, United Airlines,
                                          (AMT), 6.875%, 10/1/32                    96,293,605
A          A-               5,000       Hawaii Airports, (AMT), 7%, 7/1/18           5,255,200
NR         NR               2,200       Los Angeles International Airport,
                                          Continental Airlines, (AMT),
                                          9%, 8/1/08                                 2,420,154
NR         NR               4,425       Los Angeles International Airport,
                                          Continental Airlines, (AMT),
                                          9%, 8/1/17                                 4,740,237
NR         BBB                900       New York State Thruway Authority,
                                          Cross-Westchester Expressway,
                                          0%, 1/1/02                                   633,987
NR         BBB              4,000       New York State Thruway Authority,
                                          Cross-Westchester Expressway,
                                          0%, 1/1/03                                 2,702,240
NR         BBB              2,940       New York State Thruway Authority,
                                          Cross-Westchester Expressway,
                                          0%, 1/1/04                                 1,838,235
NR         BBB              2,905       New York State Thruway Authority,
                                          Cross-Westchester Expressway,
                                          0%, 1/1/06                                 1,596,965
A1         AA-             15,000       Port Authority of New York and New
                                          Jersey, (AMT), Variable Rate,
                                          1/15/27<F1>                               15,537,300
B2         NR              11,000       Port Authority of New York and New
                                          Jersey, La Guardia Airport,
                                          Continental and Eastern
                                          Airlines, (AMT), 9.125%, 12/1/15          12,412,620
A1         AA-              5,000       Port of Seattle, Washington,
                                          (AMT), 6%, 12/1/14                         5,001,650
NR         NR              35,100       San Joaquin Hills, California,
                                          Toll Roads, 0%, 1/1/17                     8,098,272
NR         NR              25,000       San Joaquin Hills, California,
                                          Toll Roads, 0%, 1/1/18                     5,383,250
NR         NR              46,210       San Joaquin Hills, California,
                                          Toll Roads, 0%, 1/1/20                     8,668,072
NR         NR              72,685       San Joaquin Hills, California,
                                          Toll Roads, 0%, 1/1/21                    12,724,963
NR         NR              29,225       San Joaquin Hills, California,
                                          Toll Roads, 0%, 1/1/22                     4,775,365
NR         NR              45,045       San Joaquin Hills, California,
                                          Toll Roads, 0%, 1/1/23                     6,869,363
NR         NR             108,260       San Joaquin Hills, California,
                                          Toll Roads, 0%, 1/1/24                    15,409,728
                                                                                --------------
                                                                                $  329,233,560
                                                                                --------------
                                        WATER & SEWER - 0.6%
A          A-            $ 10,000       New York City Municipal Water
                                          Finance Authority, 6.25%, 6/15/21     $   10,065,500
Baa        BBB              4,000       Philadelphia, Pennsylvania,
                                          Municipal Water Finance
                                          Authority, 7%, 8/1/18                      4,473,320
                                                                                --------------
                                                                                $   14,538,820
                                                                                --------------
                                        SOLID WASTE - 2.7%
Baa2       BBB+          $  6,050       Carbon County, Utah, Laidlaw,
                                          (AMT), 7.5%, 2/1/10                   $    6,466,603
NR         A-               2,625       Eastern Connecticut, Resource
                                          Recovery, Wheelabrator, 5.5%, 1/1/14       2,382,923
NR         A-              11,495       Eastern Connecticut, Resource
                                          Recovery, Wheelabrator, 5.5%, 1/1/20      10,306,187
Ba         NR               2,000       Mercer County, New Jersey, Improvement
                                          Authority, (AMT), 0%, 4/1/14                 533,040
Ba         NR               5,000       Mercer County, New Jersey, Improvement
                                          Authority, (AMT), 0%, 4/1/15               1,240,650
Ba         NR              10,000       Mercer County, New Jersey, Improvement
                                          Authority, (AMT), 0%, 4/1/16               2,310,100
NR         NR              35,000       Village of Robbins, Cook County,
                                          Illinois, Robbins Resource
                                          Recovery   Partners, L.P.,
                                          9.25%, 10/15/16                           38,525,200
                                                                                --------------
                                                                                $   61,764,703
                                                                                --------------
                                        COGENERATION FACILITIES - 3.3%
NR         NR            $ 14,000       Maryland Energy, AES Warrior Run
                                          Project, (AMT), 7.4%, 9/1/19          $   14,411,740
NR         BB+             22,150       New Jersey EDA, Vineland
                                          Cogeneration Limited Partnership
                                          Project, (AMT), 7.875%, 6/1/19            23,738,155
NR         NR               2,300       Palm Beach County, Florida, Solid
                                          Waste IDR, Osceola Power Limited
                                          Partnership Project, (AMT),
                                          6.95%, 1/1/22                              2,294,135
NR         NR               7,000       Pennsylvania EDA, Northampton
                                          Generating Project, Junior
                                          Liens, (AMT), 6.875%, 1/1/11               6,777,750
NR         NR              13,450       Pennsylvania EDA, Northampton
                                          Generating Project, (AMT),
                                          6.6%, 1/1/19                              12,760,822
NR         NR               5,100       Pennsylvania EDA, Northampton
                                          Generating Project, (AMT),
                                          6.5%, 1/1/13                               4,955,364
NR         NR              10,000       Pennsylvania EDA, Colver Project,
                                          (AMT), 8.05%, 12/1/15                     10,371,200
                                                                                --------------
                                                                                $   75,309,166
                                                                                --------------
                                        INDUSTRIALS - 10.4%
Baa2       NR            $  3,000       Camden, Alabama, IDB, MacMillan
                                          Bloedel Project, 7.75%, 5/1/09        $    3,191,250
NR         NR               4,325       College Park, Georgia, Airport
                                          Parking Venture, 10%, 5/15/16              3,892,500
Baa1       BBB             24,000       Courtland, Alabama, IDB, Champion
                                          International Corporation,
                                          (AMT), 7%, 6/1/22                         24,943,920
Baa1       BBB             20,245       Courtland, Alabama, IDB, Champion
                                          International Corporation,
                                          (AMT), 6.375%, 3/1/29                     19,792,119
NR         NR               8,040       East Chicago, Indiana, PCR, Inland
                                          Steel Company Project #9, (AMT),
                                          10%, 11/1/11                               8,679,743
Baa1       BBB             19,000       Gulf Coast Waste Disposal, Texas,
                                          Champion International
                                          Corporation, (AMT), 6.875%, 12/1/28       19,621,680
NR         NR               6,000       Gwinnett County, Georgia, IDR,
                                          Plastics/Packaging, Inc., (AMT),
                                          9%, 5/1/13                                 6,000,000
Baa1       BBB-            10,000       Maine Finance Authority, Great
                                          Northern Paper, Inc., Project-
                                          Bowater Incorporated, (AMT),
                                          7.75%, 10/1/22                            10,687,400
NR         BB+              5,000       Maine Solid Waste Disposal, Boise
                                          Cascade Corporation, (AMT),
                                          7.9%, 6/1/15                               5,295,600
NR         NR               1,765       Massachusetts Industrial Finance
                                          Agency, IDR, Boston Beer
                                          Company, (AMT), 11.5%, 7/15/07             2,015,348
Baa1       BBB-             5,000       McMinn County, Tennessee, IDB,
                                          Calhoun Newsprint Company
                                          Project-Bowater Incorporated,
                                          (AMT), 7.4%, 12/1/22                       5,302,750
NR         NR              10,000       Michigan Strategic, S.D. Warren
                                          Co., Series 87A, (AMT),
                                          7.375%, 1/15/22                           10,235,500
NR         NR              15,000       Michigan Strategic, S.D. Warren
                                          Co., Series 87B, (AMT),
                                          7.375%, 1/15/22                           15,353,250
NR         NR               2,500       Michigan Strategic, S.D. Warren
                                          Co., Series 87C, (AMT),
                                          7.375%, 1/15/22                            2,559,425
NR         NR               4,370       Middleboro, Massachusetts, IDR,
                                          Read Corporation, 9.5%, 10/1/10            3,714,500
Baa2       BBB-             7,500       Pennsylvania, EDA, MacMillan
                                          Bloedel Project, (AMT),
                                          7.6%, 12/1/20                              8,177,925
Baa1       BBB+            10,000       Pennsylvania, EDA,  Sun Company,
                                          Inc. (R&M), (AMT), 7.6%, 12/1/24          10,911,100
Baa3       BBB-            12,000       Port of Corpus Christi, Texas,
                                          Valero Refining & Marketing
                                          Company, 10.25%, 6/1/17                   13,492,920
NR         NR               2,695       Savannah, Georgia, IDR, Intercat-
                                          Savannah, Inc., (AMT), 9.75%, 7/1/10       2,896,936
NR         NR               4,000       Savannah, Georgia, IDR, Intercat-
                                          Savannah, Inc., (AMT), 9%, 1/1/15          4,278,600
A1         AA-             61,120       Valdez, Alaska, Marine Terminal,
                                          BP Pipelines, Inc., 5.5%, 10/1/28<F3>     55,694,378
                                                                                --------------
                                                                                $  236,736,844
                                                                                --------------
                                        INSURED UTILITY REVENUE BONDS - 5.2%
Aaa         AAA          $ 20,000      Intermountain Power Agency, Utah,
                                         (MBIA) 6%, 7/1/16<F2>                  $   19,224,000
Aaa         AAA            10,000      Puerto Rico Telephone Authority,
                                         (MBIA), Variable Rate, 1/25/07<F1>          9,962,500
Aaa         AAA            16,500      Sacramento, California, Municipal
                                         Utility District, (MBIA),
                                         Variable Rate, 11/15/15<F1>                14,870,625
Aaa         AAA            21,000      Sacramento, California, Municipal
                                         Utility District, (MBIA),
                                         4.75%, 9/1/21<F3>                          17,617,320
Aaa         AAA            49,245      South Carolina Public Services,
                                         Forwards, Series 96A, (MBIA),
                                        5.75%, 1/1/22<F2>                          46,506,486
Aaa         AAA            15,350      South Carolina Public Services,
                                          "RIBS" (FGIC), Variable Rate,
                                          1/1/25<F1>                                10,572,312
                                                                                --------------
                                                                                $  118,753,243
                                                                                --------------
                                        INSURED TRANSPORTATION - 1.8%
Aaa         AAA          $ 14,400       Metropolitan Washington Airports
                                          Authority, (MBIA), Variable
                                          Rate, 4/1/21<F1>                      $   12,510,000
Aaa         AAA            18,200       Mobile, Alabama, Airport
                                          Authority, (MBIA),
                                          6.375%, 10/1/14<F3>                       19,056,128
Aaa         AAA            10,000       Triborough Bridge and Tunnel
                                          Authority, "Rites", (MBIA),
                                          Variable Rate, 1/1/19<F1>                 10,110,100
                                                                                --------------
                                                                                $   41,676,228
                                                                                --------------
                                        INSURED HOSPITAL - 0.8%
Aaa         AAA          $ 10,000       Louisville, Kentucky, Alliant
                                          Health System, Inc., (MBIA),
                                          Variable Rate, 10/1/14<F1>            $   11,000,000
Aaa         AAA             7,000       Montgomery County, Pennsylvania,
                                          Abington Memorial Hospital,
                                          (AMBAC), Variable Rate, 6/1/11<F1>         7,931,980
                                                                                --------------
                                                                                $   18,931,980
                                                                                --------------
                                        INSURED SPECIAL TAX REVENUE - 5.6%
Aaa         AAA          $ 20,000       Los Angeles County (California),
                                          Metropolitan Transportation,
                                          (AMBAC), 4.75%, 7/1/18                $   16,960,600
Aaa         AAA            92,995       Metropolitan Pier and Exposition
                                          Authority, Illinois, McCormick
                                          Place Expansion Project, (MBIA),
                                          0%, 6/15/28                               12,225,123
Aaa         AAA            92,995       Metropolitan Pier and Exposition
                                          Authority, Illinois, McCormick
                                          Place Expansion Project, (FGIC),
                                          0%, 6/15/29                               11,489,532
Aaa         AAA             9,800       Metropolitan Pier and Exposition
                                          Authority, Illinois, McCormick
                                          Place Expansion Project, (MBIA),
                                          "RIBS" Variable Rate, 6/15/27<F1>          9,114,000
Aaa         AAA             3,415       New Orleans Regional Transit
                                          Authority, Louisiana, Sales Tax,
                                          (FGIC), 0%, 12/1/12                        1,227,078
Aaa         AAA            10,935       New Orleans Regional Transit
                                          Authority, Louisiana, Sales Tax,
                                          (FGIC), 0%, 12/1/15                        3,190,833
Aaa         AAA            10,000       New Orleans Regional Transit
                                          Authority, Louisiana, Sales Tax,
                                          (FGIC), 0%, 12/1/21                        1,982,200
Aaa         AAA            21,655       Rancho Mirage, California, Water
                                          District Financing, (AMBAC),
                                          4.75%, 8/15/21                            18,168,978
Aaa         AAA            13,350       Rancho Mirage, California,
                                          Whitewater Redevelopment
                                          Project, (MBIA), 5%, 4/1/24               11,635,459
Aaa         AAA            40,000       South Orange, California, Public
                                          Financing, Foothill Area, (FGIC),
                                          5.5%, 8/15/15<F3>                         36,909,200
Aaa         AAA             7,000       Utah Municipal Finance
                                          Corporation, Local Government
                                          Revenue, (FSA), 0%, 3/1/10                 2,975,700
Aaa         AAA             6,000       Utah Municipal Finance
                                          Corporation, Local Government
                                          Revenue, (FSA), 0%, 3/1/11                 2,385,840
                                                                                --------------
                                                                                $  128,264,543
                                                                                --------------
                                       INSURED INDUSTRIALS - 0.4%
Aaa         AAA          $ 11,950       Chicago, Illinois, The Peoples Gas
                                          Light and Coke Company, (AMBAC),
                                          "RIBS" (AMT), Variable Rate,
                                          12/1/23<F1>                           $   10,217,250
                                                                                --------------

                                        INSURED HOUSING - 0.4%
Aaa         AAA          $  7,525       SCA Multifamily Mortgage, IDB,
                                          Hamilton County, Tennessee,
                                          (FSA) (AMT), 7.35%, 1/1/30            $    8,057,845
                                                                                --------------

                                        INSURED GENERAL OBLIGATION STATE &
                                        SCHOOL DISTRICT - 0.9%
Aaa         AAA          $ 10,000       California General Obligation,
                                          (FSA), 4.75%, 9/1/18                  $    8,475,500
Aaa         AAA            15,000       California General Obligation,
                                          (FGIC), 4.75%, 9/1/23                     12,509,250
                                                                                --------------
                                                                                $   20,984,750
                                                                                --------------
                                        INSURED WATER & SEWER - 0.9%
Aaa         AAA          $ 10,300       Harrisburg, Pennsylvania, Water
                                          Revenue Bonds, (FGIC)
                                          Variable, 8/11/16<F1>                 $   9,447,572
Aaa         AAA            10,000       New York City Municipal Water
                                          Finance Authority, (FSA),
                                          Variable Rate, 6/15/21<F1>                10,075,000
                                                                                --------------
                                                                                $   19,522,572
                                                                                --------------
                                        REFUNDED & ESCROWED - 9.7%
NR          AAA          $ 65,000       Bakersfield, California,
                                          Bakersfield Assisted Living
                                          Center, 0%, 4/15/21                   $   11,924,250
NR          NR              2,200       Bexar County, Texas, Health
                                          Facilities, St. Luke's Lutheran,
                                          7%, 5/1/21                                 2,501,422
NR          AAA           177,055       Colorado HFA, Retirement Housing,
                                          Liberty Heights Project,
                                          0%, 7/15/24                               24,484,936
NR          AAA            27,870       Colorado HFA, Retirement Housing,
                                          Liberty Heights Project,
                                          0%, 7/15/20                                5,159,016
Aaa         NR             29,600       Colorado HFA, Retirement Housing,
                                          Liberty Heights Project,
                                          0%, 7/15/22                                4,745,176
Ba1         BBB            10,000       Detroit, Michigan, Unlimited Tax,
                                          8.7%, 4/1/10                              11,823,200
Ba1         BBB             3,500       Detroit, Michigan, Unlimited Tax,
                                          Series 1991, 8%, 4/1/11                    4,111,275
NR          NR              7,000       Florida, Mid-Bay Bridge Authority
                                          Revenue Bonds, 6.875%, 10/1/22             7,864,570
NR          NR              1,820       Hyland Hills Park and Recreation
                                          District, Adams County, Colorado,
                                          9.75%, 7/1/01                              1,856,400
NR          NR              2,430       Hyland Hills Park and Recreation
                                          District, Adams County, Colorado,
                                          9.9%, 7/1/04                               2,573,297
NR          NR              1,615       Hyland Hills Park and Recreation
                                          District, Adams County, Colorado,
                                          10%, 7/1/06                                1,711,690
NR          AAA            30,360       Illinois Development Finance
                                          Authority, Regency Park at
                                          Lincolnwood, 0%, 7/15/25                   3,897,313
NR          AAA           186,555       Illinois Development Finance
                                          Authority, Regency Park at
                                          Lincolnwood, 0%, 7/15/23                  27,781,770
NR          AAA             4,000       Jackson County, Oklahoma, Jackson
                                          County Memorial Hospital,
                                          9%, 8/1/15                                 4,420,640
NR          AAA            12,750       Louisiana Public Facilities
                                          Authority, Southern Baptist
                                          Hospitals, Inc., 8%, 5/15/12              15,393,075
Aaa         NR            138,000       Mississippi Housing Finance
                                          Corporation, Single Family
                                          Mortgage, 0%, 6/1/15                      41,157,120
Aaa         NR              6,130       North Salt Lake Municipal Building
                                          Authority, Davis County, Utah,
                                          8.625%, 12/1/17                            7,617,690
NR          NR              8,885       Scottsdale IDA, Arizona,
                                          Westminster Village, Inc.,
                                          10%, 6/1/07                                9,982,831
Aaa         AAA            19,165       Texas Turnpike Authority, Houston
                                          Ship Channel Bridge, 0%, 1/1/20           26,769,672
Aaa         AAA             2,675       Washington Public Power Supply
                                          System, Nuclear Project No. 1,
                                          14.375%, 7/1/01                            3,927,167
NR          BBB-            1,000       West Virginia HFA, Logan General
                                          Hospital, 8.625%, 4/1/01                   1,042,720
NR          BBB-            1,750       West Virginia HFA, Logan General
                                          Hospital, 8.75%, 4/1/13                    1,825,845
                                                                                --------------
                                                                                $  222,571,075
                                                                                --------------
                                        COLLEGES & UNIVERSITIES - 0.4%
NR          BBB-         $  3,300       Massachusetts Health and
                                          Educational Facilities, Nichols
                                          College, 7%, 10/1/20                  $    3,381,048
NR          NR              4,415       New Hampshire Higher Educational
                                          and Health, Franklin Pierce Law
                                          Center, 7.5%, 7/1/22                       4,690,452
                                                                                --------------
                                                                                $    8,071,500
                                                                                --------------
                                        TAX ALLOCATION - 0.2%
Baa         BBB          $  3,870       Inglewood, California Public
                                          Financing Authority, In-Town,
                                          Manchester-Prairie and North
                                          Inglewood Industrial Park
                                          Redevelopment Projects-
                                          Redevelopment Loans 7%, 5/1/22        $    3,959,745
                                                                                --------------

                                        SPECIAL ASSESSMENT - 0.8%
A           BBB          $  8,000       Hoffman Estates, Illinois,
                                          Economic Development Project
                                          Area, 0%, 5/15/05                     $     4,630,720
A           BBB            11,000       Hoffman Estates, Illinois,
                                          Economic Development Project
                                          Area, 0%, 5/15/06                           5,929,330
A           BBB            17,460       Hoffman Estates, Illinois,
                                         Economic Development Project
                                          Area, 0%, 5/15/07                           8,740,651
                                                                                ---------------
                                                                                $    19,300,701
                                                                                ---------------
                                        MISCELLANEOUS - 3.5%
NR          NR           $  6,805       American Samoa Economic
                                          Development, Executive Office
                                          Building, 10.125%, 9/1/08             $     7,677,129
NR          NR             11,500       Harris County, Texas, Space Center
                                          Houston Project, 9.25%, 8/15/15<F5>         3,450,000
NR          A-             16,500       Los Angeles Regional Airports
                                          Improvement Corporation,
                                          LAXFuel, (AMT), 6.5%, 1/1/32               16,204,650
NR          NR              4,710       Mille Lacs Capital Improvements,
                                          Mille Lacs Band of Chippewa
                                          Indians, 9.25%, 11/1/12                     5,198,898
NR          NR             22,500       New Jersey, Sports & Exhibition
                                          Authority, Monmouth Park
                                          Project, 8%, 1/1/25                        24,552,675
NR          NR             10,200       Orange County Community Activity
                                          Center Revenue Bonds, 8%, 3/1/24           10,374,420
NR          NR             19,500       Retama, Texas, Special Facilities
                                          Revenue, Retama Race Track,
                                          8.75%, 12/15/18<F5>                        11,700,000
                                                                                ---------------
                                                                                $    79,157,772
                                                                                ---------------

                                        TOTAL TAX-EXEMPT INVESTMENTS
                                          (identified cost, $2,147,410,455)     $ 2,282,787,373
                                                                                ---------------
                                        TAXABLE INVESTMENT -- 0.0%
NR          NR           $    935       Ridgeland, Mississippi, Urban Renewal,
                                          The Orchard Limited Project,
                                          9%,12/1/00 (identified cost,
                                          $935,000)                             $       932,663
                                                                                ---------------
                                        TOTAL INVESTMENTS
                                          (identified cost, $2,148,345,455)     $ 2,283,720,036
                                                                                ===============

<F1> The above designated securities have been issued as inverse floater bonds.
<F2> When-issued security.
<F3> Security has been segregated to cover when-issued securities.
<F4> Non-income producing security.
<F5> The Portfolio is accruing only partial interest on this security.

At September 30, 1995, the concentration of the Portfolio's investments in the various states, determined as a percentage of total investments is as follows:
California -- 12.1%
The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 16.0% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 1.4% to 9.1% of total investments.

Note: The classification of securities by industry sector set forth above is unaudited.
                      See notes to financial statements

                              FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                               September 30, 1995
-------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Note 1A) (identified cost,
    $2,148,345,455)                                            $2,283,720,036
  Cash                                                              3,616,689
  Receivable for investments sold                                  32,684,771
  Interest receivable                                              43,138,659
  Deferred organization expenses (Note 1D)                             46,641
                                                               --------------
      Total assets                                             $2,363,206,796
LIABILITIES:
  Payable for investments purchased               $ 5,033,541
  Payable for when-issued securities (Note 1G)     97,457,676
  Payable to affiliate --
    Trustees' fees                                      7,368
  Accrued expenses                                     61,848
                                                  -----------
      Total liabilities                                          102,560,433
                                                              --------------
NET ASSETS applicable to investors' interest in Portfolio     $2,260,646,363
                                                              ==============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                               $2,125,271,782
  Unrealized appreciation of investments
    (computed on the basis of identified cost)                   135,374,581
                                                              --------------
      Total                                                   $2,260,646,363
                                                              ==============

                     See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                    For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income (Note 1B)                                                                                     $166,061,913
  Expenses --
    Investment adviser fee (Note 2)                                                          $  9,944,026
    Compensation of Trustees not members of the Investment Adviser's organization                  29,082
    Custodian fee (Note 2)                                                                        374,289
    Legal and accounting services                                                                 117,108
    Amortization of organization expenses (Note 1D)                                                19,459
    Miscellaneous                                                                                 609,017
                                                                                              -----------
        Total expenses                                                                       $ 11,092,981
    Deduct reduction of custodian fee (Note 2)                                                    317,043
                                                                                              -----------
          Net expenses                                                                                          $ 10,775,938
                                                                                                                 -----------
          Net investment income                                                                                 $155,285,975
                                                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
    Investment transactions (identified cost basis)                                          $(60,263,375)
    Financial futures contracts                                                               (26,703,060)
                                                                                              -----------
      Net realized loss on investments                                                                          $(86,966,435)
  Change in unrealized appreciation of
    investments (identified cost basis)                                                                          177,320,778
                                                                                                                 -----------
        Net realized and unrealized gain on investments                                                         $ 90,354,343
                                                                                                                 -----------
          Net increase in net assets from operations                                                            $245,640,318
                                                                                                                ============

                     See notes to financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                              --------------------------------
                                                   1995             1994
                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                     $  155,285,975   $  144,467,768
    Net realized loss on investment
      transactions                               (86,966,435)      (8,642,077)
    Change in unrealized appreciation
      (depreciation) of investments              177,320,778     (224,012,810)
                                              --------------   --------------
      Net increase (decrease) in net assets
        from operations                       $  245,640,318   $  (88,187,119)
                                              --------------   --------------
  Capital transactions --
    Contributions                             $  443,671,368   $  760,864,297
    Withdrawals                                 (639,601,609)    (545,063,348)
                                              --------------   --------------
      Increase (decrease) in net assets
        resulting from capital transactions   $ (195,930,241)  $  215,800,949
                                              --------------   --------------
        Net increase in net assets            $   49,710,077   $  127,613,830
NET ASSETS:
  At beginning of year                         2,210,936,286    2,083,322,456
                                              --------------   --------------
  At end of year                              $2,260,646,363   $2,210,936,286
                                              ==============   ==============


------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------

                                                YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------
                                           1995          1994           1993<F2>
                                         --------      ---------      ---------
RATIOS (As a percentage of average
  net assets):
  Expenses                                0.50%          0.50%         0.47%<F1>
  Net investment income                   7.00%          6.55%         6.58%<F1>
PORTFOLIO TURNOVER                          54%            40%           13%
NET ASSETS, at end of
  period (000 omitted)               $2,260,646     $2,210,936     $2,083,322

<F1> Computed on an annualized basis.
<F2> For the period from the start of business, February 1, 1993 to
     September 30, 1993.

                      See notes to financial statements

                     -----------------------------
                     NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
National Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. LEGAL FEES -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin accruing interest on settlement date.

H. OTHER -- Investment transactions are accounted for on a trade date basis.

------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income, (i.e., income other than gains from the sale of securities). For the year ended September 30, 1995, the fee was equivalent to 0.45% of the Portfolio's average net assets for such period and amounted to $9,944,026. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. For the year ended September 30, 1995, credits used to reduce the custodian fee amounted to $317,043. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

  Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(3) INVESTMENTS
Purchases and sales of investments, other than U.S. Government securities and short term obligations, aggregated $1,192,305,188 and $1,201,905,002, respectively.

------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at September 30, 1995, as computed on a federal income tax basis, were as follows:

Aggregate cost                                                 $2,148,345,455
                                                               ==============
Gross unrealized appreciation                                  $  165,148,448
Gross unrealized depreciation                                      29,773,867
                                                               --------------
    Net unrealized appreciation                                $  135,374,581
                                                               ==============

------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. For the year ended September 30, 1995, the Portfolio did not have any significant borrowings.

------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.
  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
  The Portfolio did not have any open obligations under these financial instruments at September 30, 1995.

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
NATIONAL MUNICIPALS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Municipals Portfolio as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994 and the supplementary data for the years ended September 30, 1995 and 1994, and for the period from the start of business, February 1, 1993, to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Municipals Portfolio at September 30, 1995, the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

                            INVESTMENT MANAGEMENT

EV MARATHON          OFFICERS                  INDEPENDENT TRUSTEES
NATIONAL             THOMAS J. FETTER          DONALD R. DWIGHT
MUNICIPALS FUND      President                 President, Dwight Partners, Inc.
24 Federal Street    JAMES B. HAWKES           Chairman, Newspapers of
Boston, MA 02110     Vice President, Trustee   New England, Inc.
                     ROBERT B. MACINTOSH       SAMUEL L. HAYES, III
                     Vice President            Jacob H. Schiff Professor of
                     JAMES L. O'CONNOR         Investment Banking, Harvard
                     Treasurer                 University Graduate School
                     THOMAS OTIS               of Business Administration
                     Secretary                 NORTON H. REAMER
                                               President and Director,
                                               United Asset Management
                                               Corporation
                                               JOHN L. THORNDIKE
                                               Director,
                                               Fiduciary Company
                                               Incorporated
                                               JACK L. TREYNOR
                                               Investment Adviser and
                                               Consultant


                     --------------------------------------------------------

NATIONAL             OFFICERS                  INDEPENDENT TRUSTEES
MUNICIPALS           THOMAS J. FETTER          DONALD R. DWIGHT
PORTFOLIO            President                 President, Dwight Partners, Inc.
24 Federal Street    JAMES B. HAWKES           Chairman, Newspapers of
Boston, MA 02110     Vice President, Trustee   New England, Inc.
                     ROBERT B. MACINTOSH       SAMUEL L. HAYES, III
                     Vice President            Jacob H. Schiff Professor of
                     THOMAS M. METZOLD         Investment Banking, Harvard
                     Vice President and        University Graduate School
                     Portfolio Manager         of Business Administration
                     JAMES L. O'CONNOR         NORTON H. REAMER
                     Treasurer                 President and Director,
                     THOMAS OTIS               United Asset Management
                     Secretary                 Corporation
                                               JOHN L. THORNDIKE
                                               Director,
                                                 Fiduciary Company
                                               Incorporated
                                               JACK L. TREYNOR
                                               Investment Adviser and
                                               Consultant

INVESTMENT ADVISER OF
NATIONAL MUNICIPALS PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON NATIONAL
MUNICIPALS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



EV MARATHON
NATIONAL
MUNICIPALS FUND


ANNUAL
SHAREHOLDER REPORT
SEPTEMBER 30, 1995


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV MARATHON NATIONAL MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110


M-NASRC